                        SECOND AMENDMENT TO THE LIMITED
              LIABILITY COMPANY AGREEMENT OF ALADDIN BAZAAR, LLC


     THIS SECOND AMENDMENT TO THE LIMITED LIABILITY COMPANY AGREEMENT OF ALADDIN BAZAAR, LLC (the "Amendment") is entered into effective as of May __ 1998, by and between THE BAZAAR CENTERS INC., a Delaware corporation ("TrizecHahn"), and ALADDIN BAZAAR HOLDINGS, LLC, a Nevada limited-liability company ("Holdings II"). Capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Limited Liability Company Agreement (the "Agreement") of ALADDIN BAZAAR, LLC (the "Company"), dated as of September 3, 1997, between TrizecHahn and Holdings II, as amended by that certain First Amendment to the Limited Liability Company Agreement of Aladdin Bazaar, LLC, dated October 16, 1997.

                               R E C I T A L S :

     A. Pursuant to that certain Satisfaction Notice dated January 23, 1998, delivered by TrizecHahn and TrizecHahn Centers under the Agreement, TrizecHahn and TrizecHahn Centers required that Holdings II and the Sommer Trust deliver a letter of credit, guaranty or other form of credit enhancement with respect to certain guaranteed obligations of the Sommer Trust and Aladdin Holdings in the amount of Thirty Million Dollars ($30,000,000) satisfactory to TrizecHahn in its sole and absolute discretion.

     B. The Members now desire to amend the Agreement to reflect the implementation of the terms of the above recitals, and to provide for such other changes to the Agreement as the Members deem appropriate.

     NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

     1. Exhibits. At the time of execution of the Agreement, certain Exhibits and Schedules to the Agreement were not fully completed. Set forth below is a list of the Exhibits and Schedules to the Agreement. These Exhibits and Schedules, as completed (or omitted) pursuant to the terms of this Amendment, are attached hereto, are hereby approved by the Members (other than as specifically noted thereon, as to which items the Members will approve as promptly as practicable), and are described below:

     EXHIBIT "A"         MASTER DEVELOPMENT SITE PLANS AND RENDERINGS.
                         Exhibit "A" attached hereto.

     EXHIBIT "B"         DEVELOPMENT PLAN.  The Final Development Plan is
                         attached hereto as Exhibit "B".

     EXHIBIT "C"         DEVELOPMENT AGREEMENT.  Agreement executed
                         concurrently herewith.

     EXHIBIT "D"         MANAGEMENT AGREEMENT.  Agreement executed
                         concurrently herewith.

     EXHIBIT "E"         PRELIMINARY CONSTRUCTION PROFORMA AND PLANS AND
                         DRAWINGS FOR THE REDEVELOPED ALADDIN. Exhibit "E" attached hereto.

     EXHIBIT "F"         PRE-DEVELOPMENT BUDGET.  Omitted.

     EXHIBIT "G"         GUARANTY OF TRIZECHAHN CENTERS INC.  Executed
                         effective February 26, 1998.

     EXHIBIT "H"         GUARANTY OF TRUST UNDER ARTICLE SIXTH U/W/O SIGMUND
                         SOMMER.  Executed effective February 26, 1998.

     EXHIBIT "I"         GUARANTY OF ALADDIN HOLDINGS, LLC.  Executed
                         effective February 26, 1998.

     SCHEDULE 2.14(C) EXISTING ENTITLEMENTS. Schedule 2.14(c) attached hereto.

     SCHEDULE 2.14(E) REMAINING ENTITLEMENTS. Schedule 2.14(e) attached hereto.

     SCHEDULE 2.14(F) HAZARDOUS MATERIALS. Schedule 2.14(f) attached hereto.

     SCHEDULE 2.14(G) ENVIRONMENTAL AND SOILS REPORT. Schedule 2.14(g) attached hereto.

     SCHEDULE 2.14(H)    LITIGATION.  Schedule 2.14(h) attached hereto.


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


     2. Additional Member Capital Contribution Obligation Guaranty. Pursuant to the terms of the Fleet Construction Loan (defined below) TrizecHahn Office Properties Inc., a Delaware corporation ("THOPI"), has agreed to guaranty the Company's construction loan. Attached hereto as Exhibit "J" is a Member Capital Contribution Obligation Guaranty, whereby THOPI agrees to guaranty the obligations of TrizecHahn to contribute capital to the Company under the terms described in Section 3.03 of the Agreement and in the Member Capital Contribution Obligation Guaranty attached hereto as Exhibit "J".

     3. Loan Facility. In accordance with the terms and provisions of this Agreement, TrizecHahn Centers hereby provides a Facility (as defined below) to Holdings II for the purpose of funding certain Designated Obligations (as defined below) in the event that Holdings II fails to contribute such funds to the capital of the Company. The terms of the Facility are described in Paragraph 4 below.

     4.   Terms of Facility and Certain Definitions.   The terms of the
Facility, and certain additional definitions to be added to Article XII of the Agreement are described below:

          4.1.   Borrower:                Holdings II.  The organizational
                                          documents of Holdings II shall be in
                                          the form attached hereto as Exhibit
                                          "K."

          4.2.   Lender:                  TrizecHahn Centers Inc.

          4.3.   Purpose:                 Back-up facility (the "Facility") to
                                          provide credit enhancement for the
                                          payment of the Designated
                                          Obligations 9defined below).

          4.4.   Type of  Facility:       Multiple draw facility

          4.5.   Amount of Facility:      Up to $30,000,000 of principal
                                          indebtedness (the "Maximum Amount")


          4.6.   Term of Facility/Final   The Facility shall expire upon the
                 Draw Date:               earliest of (a) the 7th anniversary
                                          of the Facility, (b) the date on
                                          which the amounts drawn under the
                                          Facility reach the Maximum Amount,
                                          (c) the date on which the Bazaar
                                          Improvements achieves a DSCR
                                          (defined in the Fleet Building Loan
                                          Agree-


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


                                          ment (defined below) of 1.40, (d)
                                          the date on which the Fleet
                                          Guaranties (defined below) are
                                          irrevocably terminated and
                                          satisfied, (e) the day after the
                                          last date on which a Trigger Event
                                          (defined below) could occur (each, a
                                          "Termination Event").  A Termination
                                          Event shall be effective only with
                                          respect to Designated Obligations
                                          that arise after the Termination
                                          Event.

          4.7.   Maturity of Facility:    The earlier of (i) six months from
                                          the first draw under the Facility
                                          and (ii) a Termination Event.

          4.8.   Annual Interest Rate:    The lesser of (i) 24.90% or (ii) the
                                          maximum rate permitted under
                                          applicable  New York law (the
                                          "Interest Rate"), payable monthly in
                                          arrears and upon the Maturity
                                          (and/or the earlier acceleration) of
                                          the Facility.  Interest on any
                                          amount not paid when due will accrue
                                          at an annual rate equal to the
                                          lesser of (x) 4% in excess of the
                                          Interest Rate and (y) the maximum
                                          rate permitted under applicable New
                                          York law, and will be payable on
                                          demand.

          4.9.   Percentage Interest:     Concurrently with the date of this
                                          Agreement, Holdings II's interest in
                                          the Company, including, but not
                                          limited to, its Percentage Interest,
                                          Preferred Return and Unrecovered
                                          Contribution Account, shall be
                                          reduced by twenty-five percent 25%
                                          of such current amount and
                                          TrizecHahn's Percentage Interest,
                                          Preferred Return and Unrecovered
                                          Contribution Account shall be
                                          increased in a like amount.
                                          Therefore, on and after the date of
                                          this Agreement, the term "Percentage
                                          Interest" shall mean in respect to
                                          TrizecHahn sixty-two and one-half
                                          percent (62.5%); and in respect to
                                          Holdings II, thirty-seven and
                                          one-half percent (37.5%); subject to
                                          adjustment as provided in the
                                          Agreement.  Holdings II's Capital
                                          Account and Unrecovered Contribution
                                          Account shall be reduced by
                                          twenty-five percent (25%) of the
                                          credit attributable to the Lease as
                                          set forth in


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


                                          Section 3.02 of the Agreement, or by
                                          Two Million five Hundred Thousand
                                          Dollars ($2,500,000.00), and
                                          TrizecHahn's Capital account and
                                          Unrecovered Contribution Account
                                          shall be increased by such amount.
                                          Notwithstanding the foregoing, for
                                          purposes only of computing
                                          TrizecHahn's Priority Unrecovered
                                          Contribution Account, as set forth
                                          in Paragraph 1 of the First
                                          Amendment of the Limited Liability
                                          company Agreement of Aladdin Bazaar,
                                          LLC, dated October 16, 1997, (i)
                                          Holdings II's Unrecovered
                                          Contribution Account shall be deemed
                                          to have not been reduced by the two
                                          Million five Hundred dollars
                                          ($2,500,000) adjustment described
                                          above, and (ii) TrizecHahn's
                                          Unrecovered Contribution Account
                                          shall bot be deemed to have been
                                          increased by the two Million Five
                                          Hundred thousand dollars
                                          ($2,500,000) adjustment described
                                          above, with the result that
                                          TrizecHahn shall earn only the 12%
                                          Preferred Return on the $2,500,000
                                          amount by which TrizecHahn's Capital
                                          Account and Unrecovered Contribution
                                          Account is increased hereby,  and
                                          TrizecHahn shall not earn the 20%
                                          Priority  Preferred Return on such
                                          increased amount.  The amount  by
                                          which Holdings II's Unrecovered
                                          Contribution Account is increased
                                          for purposes of computing the
                                          dilution formula set forth in
                                          Section 3.05(b) of the Agreement
                                          shall also be reduced by twenty-five
                                          percent (25%) (i.e., rather than
                                          increasing Holdings II's Unrecovered
                                          Contribution Account by Twenty
                                          Million Dollars ($20,000,000.00) for
                                          purposes of Section 3.05(b), Holding
                                          II's Unrecovered Contribution
                                          Account shall be increased by
                                          Fifteen Million ($15,000,000.00) for
                                          purposes of Section 3.05(b) only).
                                          Notwithstanding the foregoing, until
                                          the date an advance is made pursuant
                                          to the Facility or Holdings II's
                                          Percentage Interest is otherwise
                                          adjusted as permitted pursuant to
                                          the Agreement, Holdings II shall
                                          continue to have the right to
                                          appoint two representatives of the
                                          Board,


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


                                          notwithstanding the provisions of
                                          Section 2.03(o) or any other similar
                                          provisions of the Agreement to the
                                          contrary.  On or after the date that
                                          any advance is made pursuant to the
                                          Facility, Holdings II shall lose its
                                          rights to appoint any
                                          representatives to  the Board unless
                                          and  until the Facility is repaid in
                                          full prior to Maturity

          4.10.  Right of First           If TrizecHahn is a Transferring
                 Offer/right of first     Member the meaning of Section 6.03
                 Refusal With Respect     of the Agreement, then,
                 to Transferred           notwithstanding the terms of Section
                 Interests:               6.03(a) of the Agreement, Holdings
                                          II, as a Non-Transferring Member
                                          shall for a period of thirty (30)
                                          days following the effective date of
                                          the First Offering Notice, have the
                                          right, but not the obligation to
                                          elect to purchase a twelve and
                                          one-half  percent (12.5%) Percentage
                                          Interest in the Company from
                                          TrizecHahn for the  allocable
                                          purchase price (and on the other
                                          terms) specified in the First
                                          Offering Notice by delivering
                                          written notice of such election to
                                          TrizecHahn.  This option to purchase
                                          the 12.5% Percentage Interest shall
                                          be in addition to, and not in lieu
                                          of, the option to purchase all of
                                          the Offered Interest  pursuant to
                                          the terms of Section 6.03(a).
                                          Notwithstanding the foregoing,
                                          Holdings II shall not have the right
                                          to purchase the 12.5% Percentage
                                          Interest if Holdings II is in
                                          default of any of its material
                                          obligations under this Amendment
                                          beyond applicable grace periods
                                          (including any of the obligations
                                          arising under the exhibits attached
                                          hereto), the Agreement, or if the
                                          Sommer Trust is in default any of
                                          its material obligations arising
                                          under the Sommer Trust Agreement,
                                          dated February 26, 1988, beyond
                                          applicable grace periods.

          4.11.  Payments/                Mandatory Payments: Without
                 Prepayments:             affecting any of TrizecHahn Center's
                                          rights or remedies, all
                                          distributions made by the Company to
                                          Holding II


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


                                          shall be delivered immediately to
                                          TrizecHahn Centers to repay any
                                          amounts (principal, interest and
                                          other) outstanding from time to time
                                          under the Facility.

                                          Permissive Prepayment: Prepayment
                                          shall be permitted in whole or in
                                          part with prior notice.  Amounts
                                          repaid/prepaid (mandatory or
                                          permissive) may not be reborrowed.

          4.12.  Designated               The Company and Fleet National Bank
                 Obligations              ("Fleet") have entered into a
                                          Building Loan Agreement pursuant to
                                          which Fleet agrees to lend up to
                                          $194,000,000 (the "Construction
                                          Loan") to Bazaar Company to finance
                                          the construction of the Bazaar
                                          Improvements.  In connection with
                                          the Construction Loan, TrizecHahn
                                          Centers, THOPI, Holdings II, Aladdin
                                          Holdings and the Sommer Trust
                                          (collectively, the "Fleet
                                          Guarantors") have entered into a
                                          joint and several (i) completion
                                          guaranty (the "Completion Guaranty")
                                          and (ii) payment guaranty (the
                                          "Payment Guaranty" and, together
                                          with the Completion Guaranty, the
                                          "Fleet Guaranties"), each in favor
                                          of Fleet.

                                          Pursuant to a contribution agreement
                                          among the Fleet Guarantors (the
                                          "Fleet Contribution Agreement"),
                                          Holdings II, Aladdin Holdings and
                                          the Sommer Trust agree to reimburse
                                          TrizecHahn, TrizecHahn Centers and
                                          THOPI for all payments required to
                                          be and actually made by TrizecHahn,
                                          TrizecHahn Centers and/or TrizecHahn
                                          Office Properties under the Fleet
                                          Guaranties in excess of TrizecHahn,
                                          TrizecHahn Centers and/or THOPI
                                          collective (i) fifty percent (50%)
                                          share of such payments with respect
                                          to any Fleet Guaranty Event, and
                                          (ii) sixty-two and one-half percent
                                          (62.5%) share of such payments with
                                          respect to all other obligations.
                                          Conversely, under the Fleet
                                          Contribution Agreement, TrizecHahn,
                                          TrizecHahn Centers and/or


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



                                          THOPI agree to reimburse Holdings
                                          II, Aladdin Holdings and the Sommer
                                          Trust for all payments required to
                                          be, and actually made by, such Fleet
                                          Guarantors under the Fleet
                                          Guaranties in excess of such Fleet
                                          Guarantors' collective (i) fifty
                                          percent (50%) of such payments with
                                          respect to any Fleet Guaranty Event,
                                          and (ii) thirty-seven and one-half
                                          percent (37.5%) share of such
                                          payments with respect to all other
                                          obligations.

                                          The Sommer Trust and Aladdin
                                          Holdings have delivered  the Member
                                          Capital Contribution Guaranty
                                          pursuant to the Agreement.

                                          "Obligation" shall mean any of the
                                          following: (a) an interest payment
                                          due and owing to Fleet under the
                                          Construction Loan (an "Interest
                                          Obligation"); (b) as substantiated
                                          by a request for balancing payment
                                          under the Construction Loan, or by
                                          backup reasonably acceptable to the
                                          Company, that portion of any
                                          construction on cost that exceeds
                                          the itemized amount for such cost as
                                          set forth in a construction budget
                                          previously approved by the Company,
                                          after application of reserves or
                                          contingency amounts set forth in and
                                          to the extent permitted by, such
                                          budget and the Construction Loan (a
                                          "Construction Obligation"); and (c)
                                          a principal payment due and owing to
                                          Fleet under the Construction Loan
                                          upon acceleration thereof (prior to
                                          scheduled maturity) (a "Principal
                                          Obligation").

                                          "Designated Obligation" means the
                                          aggregate, up to the Maximum Amount,
                                          of:

                                          (a) (i) the amount owed by Holdings
                                              II, from time to time, under
                                              the Agreement and (ii) the
                                              amount owed by the Sommer Trust
                                              and/or Aladdin Holdings, from
                                              time to time, under the Member
                                              Capital Obligation Guarantee,
                                              in


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


                                              each case, in the event of a
                                              Partner Contribution Event
                                              (defined below); and

                                          (b) the amount owed by the Sommer
                                              Trust, Aladdin Holdings and
                                              Holdings II (without
                                              duplication), from time to
                                              time, in the event of a Fleet
                                              Guaranty Event (defined below).

                                          "Partner Contribution Event" means
                                          that all of the following events
                                          exist:

                                          (a) amounts are required by the
                                              Company in order to satisfy an
                                              Obligation due and owing, and,
                                              subject to the retention of
                                              reserves acceptable to the
                                              Company, the company has
                                              insufficient cash or other
                                              sources available to make such
                                              payment;

                                          (b) a Trigger Event has occurred
                                              and is continuing and is the
                                              Cause (defined below) of the
                                              insufficiency described in
                                              paragraph (a) above;

                                          (c) Holdings II, Aladdin Holdings
                                              and the Sommer Trust have
                                              failed to deliver funds to
                                              cover such insufficiency, to
                                              the extent required under the
                                              terms of the Agreement and/or
                                              the Member Capital Obligation
                                              Guarantee, as applicable,
                                              within fifteen (15) business
                                              days following original written
                                              demand therefor; and

                                          (d) as certified to Holdings II in
                                              a writing by a financial
                                              officer of TrizecHahn in the
                                              form attached hereto as Exhibit
                                              "L," without the requirement of
                                              proof as to the accuracy of any
                                              of the following: (i)
                                              TrizecHahn, TrizecHahn Centers
                                              and/or TrizecHahn Office
                                              Properties Inc. have paid all
                                              of their respective share of
                                              funding obligations under the
                                              Agreement and


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


                                              capital contribution guaranty
                                              to the Company, as applicable
                                              and (ii) neither TrizecHahn nor
                                              TrizecHahn Centers has breached
                                              or is in default (beyond any
                                              applicable notice and cure
                                              periods) under the Agreement or
                                              under its respective
                                              obligations under TrizecHahn
                                              Centers' capital contribution
                                              guaranty to Bazaar Company or
                                              TrizecHahn's and TrizecHahn
                                              Centers' respective obligations
                                              under the Fleet Guaranties and
                                              the Fleet Contribution
                                              Agreement and neither
                                              TrizecHahn nor TrizecHahn
                                              Centers has caused Bazaar
                                              Company to breach or default
                                              (beyond any applicable notice
                                              and cure periods) in Bazaar
                                              Company's obligations under the
                                              Construction Loan, which breach
                                              or default is the cause of the
                                              Partner Contribution Event (in
                                              each case, a "Trizec Default")
                                              and no other Termination Event
                                              exists;

                                          "Fleet Guaranty Event" means all of
                                          the following events exist:

                                          (a) the Trust, Aladdin Holdings and
                                              Holdings II have failed to
                                              deliver (pursuant to the Fleet
                                              Contribution Agreement), within
                                              ten (10) days following written
                                              demand therefor, funds in an
                                              amount equal to fifty percent
                                              (50%) of any demand made by
                                              Fleet under the Fleet
                                              guaranties for an Obligation
                                              due and owing;

                                          (b) a Trigger Event has occurred
                                              and is continuing and is the
                                              Cause of Fleet's demand
                                              described in paragraph
                                              (a)above; and

                                          (c) as  certified  to  Holdings II
                                              in a writing by a financial
                                              officer of TrizecHahn Centers,
                                              in the form attached hereto as
                                              Exhibit "L," (i) TrizecHahn
                                              Centers has delivered to Fleet
                                              its respective 50% of such
                                              demand under the


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


                                              Fleet Guaranties (pursuant to
                                              the Fleet Contribution
                                              Agreement) and (ii) no Trizec
                                              Default or other Termination
                                              Event exists.

                                          "Cause" means (a) with respect to an
                                          Interest Obligation or a Principal
                                          Obligation, a proximate causal
                                          relationship with the occurrence of
                                          a specified Trigger Event as
                                          certified in a writing by an officer
                                          of TrizecHahn Centers and/or
                                          TrizecHahn, as applicable, and (b)
                                          with respect to a Construction
                                          Obligation, a proximate causal
                                          relationship with the occurrence of
                                          a specified Trigger Event as
                                          certified in a writing by an officer
                                          of TrizecHahn Centers and/or
                                          TrizecHahn, as applicable.
                                          Notwithstanding any provision hereof
                                          to the contrary, "Cause" need not
                                          exist or be certified by an officer
                                          of TrizecHahn Centers and/or
                                          TrizecHahn, as applicable, with
                                          respect to any "operating cash flow
                                          shortfall (which shall include costs
                                          of tenant improvements)."

                                          "Trigger Event" shall mean any one
                                          of the following:

                                          (a) a Construction Cessation (as
                                              defined below) has occurred and
                                              is continuing for 90
                                              consecutive days (subject to
                                              extension for the number of
                                              days during which such
                                              Construction Cessation shall be
                                              the result of Force Majeure, as
                                              such term is defined in that
                                              certain Site Work Development
                                              and Construction Agreement
                                              entered into among Aladdin
                                              Holdings, Aladdin Gaming, LLC
                                              and the Company (the "Site Work
                                              Agreement"), subject to a
                                              maximum aggregate number of
                                              days of extension for Force
                                              Majeure of one year.  A
                                              "Construction Cessation" shall
                                              occur at any time that funds
                                              are unavailable to Aladdin
                                              Gaming, LLC (from any source
                                              whatsoever) to fund draws,
                                              under the construction
                                              financing (the "Scotia

                                              Loan") for the Aladdin Hotel
                                              and Casino provided by Scotia
                                              Bank, in an amount equal to 75%
                                              of the draw request in question
                                              or Rider Hunt fails to deliver
                                              the On Schedule Certificate as
                                              contemplated by that certain
                                              Engagement Letter among Rider
                                              Hunt, Scotia Bank, and the
                                              Administrative Agent, the
                                              Disbursement Agent and the
                                              Trustee under the Scotia Loan;
                                              or

                                          (b) construction of the Aladdin
                                              Hotel and Casino is not
                                              completed within 60 days after
                                              the First Scheduled (as such
                                              term is defined in the Site
                                              Work Agreement, subject to a
                                              maximum aggregate number of
                                              days of extension for Force
                                              Majeure of one year, or

                                          (c) if the Aladdin Hotel and Casino
                                              ceases to be open to the
                                              general public, for reasons
                                              other than damage or
                                              destruction, for a period of
                                              more than 30 consecutive days
                                              prior to the date which is 24
                                              months after the First
                                              Scheduled Opening Date of the
                                              Aladdin Hotel and Casino.

          4.13.  Security:                The Facility will be secured by,
                                          among other things (collectively,
                                          the "Security"), a perfected first
                                          priority pledge of (i) the entire
                                          (Holdings II) interest in Bazaar
                                          Company, pursuant to the Security
                                          Agreement in the form of Exhibit "L"
                                          attached hereto, and (ii) all direct
                                          and indirect equity and other
                                          interests of the Sommer Trust or
                                          Aladdin Holdings in Holdings II
                                          owned or held in the future owned or
                                          held by Aladdin Holdings or the
                                          Sommer Trust or Aladdin Holdings in
                                          Holdings II owned or held in the
                                          future owned or held by Aladdin
                                          Holdings or the Sommer Trust in the
                                          form attached hereto as Exhibit "M."
                                          Subject to the terms of the Trust
                                          Agreement, to the extent the Sommer
                                          Trust pledges, or
                                          grants a security interest in or
                                          otherwise assigns all or a portion
                                          of its assets to any person or
                                          entity, TrizecHahn Centers shall
                                          receive an identical pledge,
                                          security interest of assignment in
                                          such assets to secure the Facility.
                                          The Trust delivered to TrizecHahn
                                          Centers an agreement, dated February
                                          26, 1998, whereby the Sommer Trust
                                          certifies as to its
                                          assets/liabilities and agrees to
                                          certain restrictions on Trust
                                          distributions and the transfer or
                                          encumbrance of the Trust's assets
                                          (the "Trust Agreement").


                                          Additional security arrangements,
                                          acceptable to TrizecHahn Centers,
                                          shall be provided to TrizecHahn
                                          Centers in order for TrizecHahn
                                          Centers to enforce covenant breaches
                                          or defaults made by Holdings II
                                          under the Facility prior to any
                                          draw.

          4.14.  Guarantees:              The Facility will be guaranteed, on
                                          a joint and several basis, by the
                                          Sommer Trust and Aladdin Holdings
                                          (collectively, the "Facility
                                          Guaranties"), in the form attached
                                          hereto as Exhibit "N."

          4.15.  Priority:                Except for the Security hereunder,
                                          and the proceeds thereof, each of
                                          which TrizecHahn Centers shall have
                                          a first priority payment claim
                                          against, all obligations owing to
                                          TrizecHahn Centers by Holdings II,
                                          Aladdin Holdings or the Sommer Trust
                                          under or in connection with this
                                          Facility and the Facility Guaranties
                                          shall be pari-passu in payment,
                                          priority, enforcement or otherwise
                                          with all obligations of such
                                          entities to TrizecHahn Centers or
                                          TrizecHahn.

          4.16.  Promissory Note:         Holdings II shall execute and
                                          deliver the

          4.17.  Applicable Law:          the Facility shall be governed by
                                          New York law.

     5. Agreement to Make Loan for Certain Additional Capital Contributions. The Members acknowledge that the final Development Plan attached as Exhibit "B" includes a

Development Budget which requires capital contributions from the Members in excess of the TrizecHahn Investment. Notwithstanding the terms of Sections
3.04 and 3.05 of the Agreement, TrizecHahn agrees to loan to Holdings II its thirty-seven and one-half percent (37.5%) of such additional capital contributions, up to a maximum amount of One Million Eight Hundred Seventy-Five Thousand dollars ($1,875,000.00) (the "TrizecHahn Loan"), which amount, when added to TrizecHahn's share of such additional contribution, equals a cumulative additional capital contribution to the Company in the amount of Five Million Dollars ($5,000,000.00). TrizecHahn's agreement to make the TrizecHahn Loan shall terminate as of the opening of the Center. Notwithstanding the terms of Sections 3.05 and 3.06 of the Agreement, the TrizecHahn Loan to Holdings II shall bear interest at a rate equal to the lesser of (i) twenty percent (20%) per annum, compounded monthly or (ii) the maximum, non-usurious rate then permitted by law for such loans. Notwithstanding the provisions of any other term of the Agreement, including, but not limited to, Articles II, V, and IX, until such TrizecHahn loan is repaid in full, Holdings II shall draw no further distributions from the Company, and all cash or other property otherwise distributable with respect to Holdings II shall be distributed to TrizecHahn loan is repaid in full, Holdings II shall draw no further distributions from the Company, and all cash or other property otherwise distributable with respect to Holdings II shall be distributed to TrizecHahn in repayment of the outstanding balance of the TrizecHahn Loan, with such funds being applied first to reduce any and all accrued interest on such loan, and then to reduce the principal amount thereof.

          Except as expressly modified hereby, all of the terms and provisions of the Agreement shall remain in full force and effect, are incorporated herein by this reference (including, but not limited to, Article XI of the Agreement), and shall govern the conduct of the parties hereto; provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

     6. Subordinated Debt. Attached hereto as Exhibit "P" is the form of the Subordinated Debt to be issued in accordance with the terms of the First Amendment to the Limited Liability company Agreement of Aladdin Bazaar, LLC, dated October 16, 1997.

     7. Garbage Budget. Notwithstanding anything to the contrary contained in the Agreement, the approval of the design/build construction contract and the final budget related to the Common Parking area (as such term is defined in the Site Work Agreement) shall be deemed to be a major development decision to be approved by the Board in accordance with the provisions of Section 2.04 of the Agreement. The scope of the Common Parking Area shall be substantially consistent with the scope parameters set forth on Exhibit "Q" attached hereto.


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


     8. Title Indemnity. The Company hereby indemnifies the Sommer Trust from and against any and all claims, losses, damages, liabilities and expenses (collectively, "Losses") arising out of that certain Indemnity Agreement, dated the date hereof, from the Sommer Trust to Lawyers Title Insurance Company and the Commonwealth Land Title Insurance Company, to the extent such Losses relate to matters arising under the contract between Aladdin Gaming and Fluor Daniel, Inc., dated as of December 4, 1997, specifically relating to the Reimbursement Obligation (as defined in the Site Work Agreement), except Losses arising from the Sommer Trust's or its affiliates' own gross negligence or willful misconduct.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

          "TrizecHahn"                  THE BAZAAR CENTERS INC.,
                                        A Delaware corporation


                                        By:   /s/ Wendy Godoy
                                              ----------------
                                        Wendy M. Godoy, Senior Vice President


                                        By:   /s/ Wayne Finley
                                              -----------------
                                        Wayne J. Finley, Senior Vice President

          "Holdings II"                 ALADDIN BAZAAR HOLDINGS, LLC,
                                        a Nevada limited-liability company

                                        By:   ALADDIN MANAGEMENT
                                        CORPORATION, its Manager


                                        By:   /s/ Ronald Dictrow
                                              -------------------
                                        Ronald B. Dictrow, Treasurer


                                        By:
                                              -------------------------------
                                        Jack Sommer, Vice President



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